AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY AND AMENDMENT TO WARRANT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY AND AMENDMENT TO WARRANT, dated as of July 16, 2018 (this “Amendment”), is made by and among VARIATION BIOTECHNOLOGIES (US), INC., a Delaware corporation (the “Borrower”), the Guarantors identified under the caption “GUARANTORS” on the signature pages hereto, and Perceptive Credit Holdings, LP, a Delaware limited partnership (the “Lender”). Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors and the Lender have entered into that certain Amended and Restated Credit Agreement and Guaranty, dated as of December 6, 2016 (the “Credit Agreement”);

WHEREAS, VBI Vaccines Inc., a British Columbia corporation (“VBIV”), has issued that certain Amended and Restated Warrant for the purchase of 363,771 Common Shares (as defined therein) (the “Warrant”) in favor of the Lender;

WHEREAS, the Borrower has requested that the Lender agree to certain amendments and modifications to the Credit Agreement and Warrant as further described herein; and

WHEREAS, the Lender is willing to agree to such amendments and modifications subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
definitions

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Lender” is defined in the preamble.

“Second Amendment Effective Date” is defined in Article III.

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“Warrant” is defined in the second recital.

Article II
amendmentS

The provisions of the Credit Agreement and Warrant referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the parties hereto expressly acknowledge and agree that all other terms and provisions of the Credit Agreement, the Warrant and each other Loan Document shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendments to Credit Agreement. Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Credit Agreement shall be amended as follows.

(a)       Section 3.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)       From the Second Closing Effective Date through December 31, 2018, no scheduled repayment of the aggregate outstanding principal amount of the Loans shall be required. Thereafter, on the last Business Day of each calendar month, the Borrower shall make a scheduled principal payment of $200,000, with the entire remaining unpaid principal balance of the Loans payable in full and in cash on the Maturity Date.

(b)       Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 3.3 Application. Amounts repaid or prepaid in respect of the Loans shall be applied as follows:

(a)       first, to the payment of fees, indemnities, costs, expenses and other amounts then due and owing to the Lender (including fees and disbursements and other charges of legal counsel payable under Section 11.3);

(b)       second, to the payment of any accrued and unpaid interest then due and owing on the Loans;

(c)       third, to the payment of unpaid principal of the Loans, together with the applicable Early Prepayment Fee thereon (if any); provided that the portion of principal to be repaid or prepaid shall be limited to the extent necessary so as to permit the payment in full of the applicable Early Prepayment Fee thereon (if any) with the proceeds being used for such prepayment;

(d)       fourth, to the payment of any Exit Fee then due and payable; and

(e)       fifth, to the payment in full of all other Obligations then due and payable; and

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(f)       sixth, to the Borrower or such other Persons as may lawfully be entitled to or directed by the Borrower to receive the remainder.

SECTION 2.2. Amendment to Warrant. Effective on (and subject to the occurrence of) the Second Amendment Effective Date, Section 2 of the Warrant shall be amended and restated in its entirety as follows:

2.       Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof up to and including 5:00 p.m., New York time, on December 6, 2021, or if such day is not a Business Day, on the immediately preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

Article III
conditions precedent

This Amendment shall become effective upon, and shall be subject to, the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Lender (the date when all such conditions are so satisfied being the “Second Amendment Effective Date”):

SECTION 3.1. Counterparts. The Lender shall have received counterparts of this Amendment executed on behalf of the Borrower, the Guarantors, and the Lender.

SECTION 3.2. Costs and Expenses, etc. The Lender shall have received all fees, costs and expenses due and payable pursuant to Section 11.3 of the Credit Agreement (including without limitation the reasonable fees and expenses of Morrison & Foerster LLP, counsel to the Lender), if then invoiced, together with any other fees separately agreed to by the Borrower and the Lender.

SECTION 3.3. Representations and Warranties; Second Amendment Effective Date Certificate, etc. All statements set forth in Articles IV and V herein shall be true and correct. The Lender shall have received a certificate, dated as of the Second Amendment Effective Date and in form and substance satisfactory to the Lender, duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall certify, represent and warrant that, at the time such certificate is delivered, (i) all statements, representations and warranties set forth in Articles IV and V below are true and correct immediately before and immediately after giving effect to the Second Amendment Effective Date, and (ii) all of the conditions set forth in this Article III have been satisfied.

Article IV
Representations and Warranties

To induce the Lender to enter into this Amendment, each Loan Party represents and warrants to the Lender as set forth below.

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SECTION 4.1. Validity, etc. This Amendment, the Warrant and the Credit Agreement (after giving effect to this Amendment) each constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 4.2. Representations and Warranties, etc. Immediately prior to, and immediately after giving effect to, this Amendment the following statements shall be true and correct:

(a)       the representations and warranties set forth in each Loan Document (as defined in the Credit Agreement) shall, in each case, be true and correct in all respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)       no Default (as defined in the Credit Agreement) shall have then occurred and be continuing.

Article V
Confirmation

SECTION 5.1. Guarantees, Security Interest, Continued Effectiveness. Each Loan Party hereby consents to the modifications made to the Loan Documents pursuant to this Amendment and hereby agrees that, after giving effect to this Amendment, each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified in all respects, except that upon the occurrence of the Second Amendment Effective Date, all references in such Loan Documents to the “Credit Agreement”, the “Existing Warrant”, “Warrant”, the “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement, the Warrant and the other Loan Documents, as amended or otherwise modified by this Amendment.

SECTION 5.2. Validity, etc. Each Loan Party hereby represents and warrants, as of the Second Amendment Effective Date, that immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable and whether directly or indirectly), to which it is a party continues to be a legal, valid and binding obligation of such Loan Party, enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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Article VI
Miscellaneous

SECTION 6.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 6.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

SECTION 6.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 6.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 6.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, the Loan Parties each jointly and severally agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement, the Warrant and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and other waivers and modifications set forth in this Amendment shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified or waived hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, the Warrant or any other Loan Document or of any transaction or further or future action on the part of any Credit Party which would require the consent of the Lenders under the Credit Agreement, the Warrant or any of the Loan Documents.

SECTION 6.7. No Waiver. This Amendment is not, and shall not be deemed to be, a waiver of or a consent to any Default, Event of Default or other non-compliance now existing or hereafter arising under the Credit Agreement or any other Loan Document; provided, that Lender acknowledges and agrees that, as a result of waivers granted by Lender to Borrower prior to the date hereof, no Default or Event of Default occurred as a result of Borrower’s failure to make the principal repayments required pursuant to Section 3.2(a) of the Credit Agreement on May 31, 2018 and June 29, 2018.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

VARIATION BIOTECHNOLOGIES (US), INC.

By	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

[Signature Page to Amendment]

GUARANTORS:

SCIVAC LTD

By	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

VARIATION BIOTECHNOLOGIES INC.

By	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

VBI VACCINES INC.

By	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

VBI VACCINES (DELAWARE) INC.

By	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	CEO

[Signature Page to Amendment]

LENDER:

PERCEPTIVE CREDIT HOLDINGS, LP
By Perceptive Credit Opportunities GP, LLC, its general partner

By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager

[Signature Page to Amendment]